EXHIBIT 31

                  RULE 13a-14(a)/15d-14(a)
                       CERTIFICATIONS



                   Chief Executive Officer
                   Chief Financial Officer



I, Robert C. Harvey, certify that:

	1.	I have reviewed this annual report on Form 10-K of
Oakridge Holdings, Inc.;

	2.	Based on my knowledge, this report does not contain any
untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

	3.	Based on my knowledge, the financial statements, and other
financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

	4.	I am responsible for establishing and maintaining
disclosure controls and procedures (as defined in Exchange Act Rules 13a 15(e) and 15d 15(e)) for the registrant and I have:

	a)	designed such disclosure controls and procedures, or caused
such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this report is being prepared;

	b)	designed such internal control over financial reporting, or
caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

	c)	evaluated the effectiveness of the registrant's disclosure
controls and procedures and presented in this report my conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

	d)	disclosed in this report any change in the registrant's
internal control over financial reporting (as defined in Exchange Act Rules 13a 15(f) and 15d 15(f)) that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

	5.	I have disclosed, based on my most recent evaluation of
internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

	a)	all significant deficiencies and material weaknesses in
the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

	b)	any fraud, whether or not material, that involves
management or other employees who have a significant role in the registrant's internal control over financial reporting.




Dated:  September 29, 2009

By /s/ ROBERT C. HARVEY
Robert C. Harvey
President, Chief Executive Officer
Chief Financial Officer
Chairman of the Board of Directors